UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2023

SCOTT'S LIQUID GOLD-INC.

(Exact name of Registrant as Specified in Its Charter)

Colorado	001-13458	84-0920811
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8400 E. Crescent Parkway Suite 450
Greenwood Village, Colorado		80111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (303) 373-4860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to UMB Loan and Security Agreement

On January 23, 2023, Scott’s Liquid Gold-Inc., a Colorado corporation (the “Company”), entered into the Consent and Seventh Amendment to Loan and Security Agreement (the “Seventh Amendment”), amending its Loan and Security Agreement with UMB Bank, N.A., dated July 1, 2020 (as previously amended, the “UMB Agreement”). The Seventh Amendment consents to the sale of Scott's Liquid Gold Wood Care and Scott's Liquid Gold Floor Restore assets (described below), and updates defined terms and financial covenants under the UMB Agreement. The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the terms of the Seventh Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to La Plata Loan Agreement

On January 25, 2023, the Company entered into the First Amendment to La Plata Capital Loan Agreement (the “First Amendment”), amending its Loan Agreement with La Plata Capital, LLC, dated November 9, 2021 (the “La Plata Agreement”). The First Amendment states interest-only payments are required on a monthly basis through March 31, 2023. The First Amendment revises the timing of principal and interest payments and provides updated financial covenants. The foregoing description of the First Amendment is a summary only and is qualified in its entirety by reference to the terms of the Amendment, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Sale of Scott's Liquid Gold Assets

On January 23, 2023, the Company and SLG Chemicals, Inc., a Colorado corporation, and wholly owned subsidiary of the Company (collectively with the Company, the “Seller”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Nakoma Products, LLC, an Illinois corporation (“Buyer”), pursuant to which the Seller agreed to sell to Buyer all of the Seller’s right, title and interest in and to certain assets of the Scott's Liquid Gold Wood Care and Scott's Liquid Gold Floor Restore product lines (the “Business”), together with certain obligations and liabilities relating to the Business. The transactions contemplated by the Purchase Agreement were consummated on January 23, 2023 (the “Asset Sale”). The closing consideration paid to the Seller for the Business was $1,900,000, subject to adjustment for inventory value. Additionally, the Buyer is required to pay the Seller quarterly royalty payments on the gross sales of the Business until January 23, 2025.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The description of the Asset Sale contained in Item 1.01 above is hereby incorporated by reference.

Item 7.01. Regulation FD Disclosure.

On January 27, 2023, the Company issued a press release announcing the Asset Sale. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information under this Item 7.01 and contained in Exhibit 99.1 will not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as is expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Consent and Seventh Amendment to Loan and Security Agreement, Dated January 23, 2023
10.2	First Amendment to La Plata Capital Loan Agreement, Dated January 25, 2023
99.1	Scott's Liquid Gold-Inc. press release, dated January 27, 2023.
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT'S LIQUID GOLD-INC.

Date:	January 27, 2023	By:	/s/ David M. Arndt
David M. Arndt Chief Financial Officer